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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   October 19, 1998
                                                -------------------------------

                                Shiva Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-24918                                        04-2889151
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


20 Crosby Drive
Bedford, Massachusetts                                               01730
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)



                                 (781) 687-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     Shiva Corporation, a Massachusetts corporation ("Shiva"), Intel Corporation, a Delaware corporation ("Intel") and Intel Networks, Incorporated, a Massachusetts corporation and wholly owned subsidiary of Intel (the "Merger Subsidiary"), have entered into an Agreement and Plan of Merger dated as of October 19, 1998 (the "Merger Agreement"). The Merger Agreement provides for the merger of the Merger Subsidiary with and into Shiva (the "Merger"), whereupon Shiva will become a wholly owned subsidiary of Intel. In the Merger, each share of common stock, par value $.01 per share, of Shiva that is issued and outstanding prior to the effective time of the Merger shall be converted into the right to receive, without interest, an amount in cash equal to $6.00. The Merger is subject to regulatory approval, approval by the stockholders of Shiva and various other conditions, and is expected to be completed by the end of 1998.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

          Not Applicable.

     (b) Pro Forma Financial Information.

          Not Applicable.

     (c) Exhibits.

          See the Index to Exhibits attached hereto.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 19, 1998                          SHIVA CORPORATION
                                      -----------------------------------------
                                                   (Registrant)



                                      By: /s/ James L. Zucco, Jr.
                                          -------------------------------------
                                          James L. Zucco, Jr.
                                          President and Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit
 Number      Description
-------      -----------

   2 Agreement and Plan of Merger, dated as of October 19, 1998, by and among the Registrant, Intel Corporation and Intel Networks, Incorporated.

  99         Press Release